UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4646 E. Van Buren Street, Suite 400

Phoenix, Arizona 85008

(Address of principal executive offices) (Zip Code)

(480) 894-6311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2018, as part of its periodic review of corporate governance matters, the Board of Directors (the “Board”) of Mobile Mini, Inc. (the “Company”) unanimously approved and adopted the Fourth Amended and Restated Bylaws of the Company (the “Fourth Amended and Restated Bylaws”) to implement proxy access and make certain other clarifying and conforming “housekeeping” changes. Proxy access will first apply with respect to the Company’s 2019 annual meeting of stockholders.

Section 4.5 of the Fourth Amended and Restated Bylaws has been added to permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least 3 years, to nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the Board, provided that the stockholder(s) and the director nominee(s) satisfy the eligibility, procedural and disclosure requirements specified in the Fourth Amended and Restated Bylaws. Additionally, Fourth Amended and Restated Bylaws remove outdated language from Section 5.2(b) regarding the previously-implemented transition to electing the entire Board on an annual basis.

The Fourth Amended and Restated Bylaws approved by the Board became effective immediately upon approval.

The foregoing descriptions of the amendments contained in the Fourth Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Fourth Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Fourth Amended and Restated Bylaws of Mobile Mini, Inc. (effective as of January 31, 2018).

EXHIBIT INDEX

Exhibit	Description

3.1	Fourth Amended and Restated Bylaws of Mobile Mini, Inc. (effective as of January 31, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2018	MOBILE MINI, INC.

/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Senior Vice President and General Counsel